Exhibit 99.2

 Fourth Quarter & Full Year 2017 Earnings Results  January 30, 2018  POLARIS INDUSTRIES INC.

 SAFE HARBOR & NON-GAAP MEASURES  2  Q4 & FY'17 Earnings  Except for historical information contained herein, the matters set forth in this presentation, including management’s expectations regarding 2018 future sales, shipments, net income, and net income per share, operational initiatives and impact of tax reform are forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those forward-looking statements. Potential risks and uncertainties include such factors as the Company’s ability to successfully implement its manufacturing operations expansion initiatives, product offerings, promotional activities and pricing strategies by competitors; economic conditions that impact consumer spending; acquisition integration costs; product recalls, warranty expenses; impact of changes in Polaris stock price on incentive compensation plan costs; foreign currency exchange rate fluctuations; environmental and product safety regulatory activity; effects of weather; commodity costs; uninsured product liability claims; uncertainty in the retail and wholesale credit markets; performance of affiliate partners; changes in tax policy and overall economic conditions, including inflation, consumer confidence and spending and relationships with dealers and suppliers. Investors are also directed to consider other risks and uncertainties discussed in documents filed by the Company with the Securities and Exchange Commission. The Company does not undertake any duty to any person to provide updates to its forward-looking statements. The data source for retail sales figures included in this presentation is registration information provided by Polaris dealers in North America and compiled by the Company or Company estimates. The Company must rely on information that its dealers supply concerning retail sales, and other retail sales data sources and this information is subject to revision.This presentation contains certain non-GAAP financial measures, consisting of “Adjusted” sales (total and organic), gross profit, operating expenses, net income and net income per diluted share as measures of our operating performance. Management believes these measures may be useful in performing meaningful comparisons of past and present operating results, to understand the performance of its ongoing operations and how management views the business. Reconciliations of Adjusted non-GAAP measures to reported GAAP measures are included on slides 4 and 5 in this presentation. These measures, however, should not be construed as an alternative to any other measure of performance determined in accordance with GAAP.

 2018 GUIDANCE ADJUSTMENTS  3  Q4 & FY'17 Earnings    2018 guidance excludes the pre-tax effect of acquisition integration costs of approx. $10 million, supply chain transformation costs of approx. $10 million to $20 million and the remaining impacts associated with the Victory wind down which is estimated to be in the range of $5 million to $10 million. 2018 Adjusted sales guidance excludes any Victory wholegood, accessories and apparel sales and corresponding promotional costs as the Company is in the process of exiting the brand. The Company has not provided reconciliations of guidance for Adjusted diluted net income per share, in reliance on the unreasonable efforts exception provided under Item 10(e)(1)(i)(B) of Regulation S-K. The Company is unable, without unreasonable efforts, to forecast certain items required to develop meaningful comparable GAAP financial measures. These items include costs associated with the Victory wind down that are difficult to predict in advance in order to include in a GAAP estimate.

POLARIS WE ARE POLARIS

NON-GAAP RECONCILIATIONS

Reconciliation of GAAP "Reported" Results to Non-GAAP "Adjusted" Results
(In Thousands, except per share data; Unaudited)

	Three months ended December 31,		Years ended December 31,	
	2017	2016	2017	2016
Sales	$ 1,431,049	$ 1,217,789	$ 5,428,477	$ 4,516,629
Victory wind down (1)	(2,364)	—	(1,857)	—
Restructuring & realignment (3)	1,048	—	1,048	—
Adjusted sales	1,429,733	1,217,789	5,427,668	4,516,629
Gross profit	367,812	312,772	1,324,651	1,105,623
Victory wind down (1)	2,874	—	57,844	—
TAP (2)	—	8,803	12,950	8,803
Restructuring & realignment (3)	2,463	—	12,980	—
Adjusted gross profit	373,149	321,575	1,408,425	1,114,426
Income before taxes	117,977	85,459	318,791	313,251
Victory wind down (1)	164	—	77,398	—
TAP (2)	3,463	21,454	26,921	21,454
Restructuring & realignment (3)	11,598	—	22,116	—
Adjusted income before taxes	133,202	106,913	445,226	334,705
Net income	31,475	62,581	$ 172,492	212,948
Victory wind down (1)	(1,012)	—	52,366	—
TAP (2)	2,177	13,515	16,923	13,515
Restructuring & realignment (3)	7,291	—	13,902	—
Tax reform (4)	55,398	—	55,398	—
Adjusted net income (5)	$ 95,329	$ 76,096	$ 311,081	$ 226,463
Diluted EPS	$ 0.49	$ 0.97	$ 2.69	$ 3.27
Victory wind down (1)	(0.02)	—	0.82	—
TAP (2)	0.03	0.21	0.26	0.21
Restructuring & realignment (3)	0.11	—	0.22	—
Tax reform (4)	0.86	—	0.86	—
Adjusted EPS (6)	$ 1.47	$ 1.18	$ 4.85	$ 3.48

Key Definitions: Throughout this presentation, the word "Adjusted" is used to refer to GAAP results excluding: TAP inventory step-up purchase accounting, TAP integration expenses, impacts associated with the Victory Motorcycles® wind down, restructuring and realignment costs, and impacts of the tax reform.

Adjustments:

(1) Represents adjustments for the wind down of Victory Motorcycles, including wholegoods, accessories and apparel

(2) Represents adjustments for TAP integration expenses

(3) Represents adjustments for corporate restructuring and network realignment costs

(4) Represents an adjustment for impacts of a charge in its income tax provision due to the remeasurement of its deferred income tax positions at the new corporate income tax rate of 23.8 percent (from 37.1 percent)

(5) The Company used its estimated statutory tax rate of 37.1% for the non-GAAP adjustments, except for the non-deductible items and the tax reform related changes noted in Item 4

2016 Reclassified Results: 2016 sales and gross profit results for ORV/Snowmobiles, Motorcycles and Aftermarket are reclassified for the new Aftermarket reporting segment.

Q4 & FY'17 Earnings 4

POLARIS WE ARE POLARIS

NON-GAAP RECONCILIATIONS - SEGMENTS

Non-GAAP Reconciliation of Segment Results (In Thousands; Unaudited)

	Three months ended December 31, 2017	Three months ended December 31, 2016	Years ended December 31, 2017	Years ended December 31, 2016
SEGMENT SALES				
ORV/Snow segment sales	$ 993,750	$ 880,905	$ 3,570,753	$ 3,283,890
Restructuring & realignment (3)	1,048	—	1,048	—
Adjusted ORV/Snow segment sales	994,798	880,905	3,571,801	3,283,890
Motorcycles segment sales	102,723	104,331	576,068	699,171
Victory wind down (1)	(2,364)	—	(1,857)	—
Adjusted Motorcycles segment sales	100,359	104,331	574,211	699,171
Global Adjacent Markets (GAM) segment sales	116,612	98,384	396,764	341,937
No adjustment	—	—	—	—
Adjusted GAM segment sales	116,612	98,384	396,764	341,937
Aftermarket segment sales	217,964	134,169	884,892	191,631
No adjustment	—	—	—	—
Adjusted Aftermarket sales	217,964	134,169	884,892	191,631
Total sales	1,431,049	1,217,789	5,428,477	4,516,629
Total adjustments	(1,316)	—	(809)	—
Adjusted total sales	$ 1,429,733	$ 1,217,789	$ 5,427,668	$ 4,516,629

	Three months ended December 31, 2017	Three months ended December 31, 2016	Years ended December 31, 2017	Years ended December 31, 2016
SEGMENT GROSS PROFIT				
ORV/Snow segment gross profit	278,544	251,521	1,054,557	907,597
Restructuring & realignment (3)	1,048	—	1,048	—
Adjusted ORV/Snow segment gross profit	279,592	251,521	1,055,605	907,597
Motorcycles segment gross profit	5,108	1,063	16,697	87,538
Victory wind down (1)	2,874	—	57,844	—
Adjusted Motorcycles segment gross profit	7,982	1,063	74,541	87,538
Global Adjacent Markets (GAM) segment gross profit	29,623	28,986	94,920	95,149
Restructuring & realignment (3)	415	—	10,932	—
Adjusted GAM segment gross profit	30,038	28,986	105,852	95,149
Aftermarket segment gross profit	60,777	28,017	225,498	46,289
TAP (2)	—	8,803	12,950	8,803
Adjusted Aftermarket segment gross profit	60,777	36,820	238,448	55,092
Corporate segment gross profit	(6,240)	3,185	(67,021)	(30,950)
Restructuring & realignment (4)	1,000	—	1,000	—
Adjusted Corporate segment gross profit	(5,240)	3,185	(66,021)	(30,950)
Total gross profit	367,812	312,772	1,324,651	1,105,623
Total adjustments	5,337	8,803	83,774	8,803
Adjusted total gross profit	373,149	321,575	1,408,425	1,114,426

Adjustments:

(1) Represents adjustments for the wind down of Victory Motorcycles, including wholegoods, accessories and apparel

(2) Represents adjustments for TAP integration expenses

(3) Represents adjustments for corporate restructuring and network realignment costs

(4) Represents adjustments for costs related to supply chain transformation.

2016 Reclassified Results: 2016 sales and gross profit results for ORV/Snowmobiles, Motorcycles and Aftermarket are reclassified for the new Aftermarket reporting segment.

Q4 & FY'17 Earnings 5

 Scott W. Wine, Chairman & CEO  Fourth Quarter & Full Year 2017 Earnings Results  January 30, 2018     POLARIS INDUSTRIES INC.

POLARIS WE ARE POLARIS

FOURTH QUARTER AND FULL YEAR 2017 SUMMARY

Q4 and FY 2017 financials met expectations with strong topline growth

N.A. retail sales increased 1% for full year; +5% in 2nd Half

Indian Motorcycles out-performed industry and gained share again

All segments and regions reported positive sales in Q4 and Full Year

Increased R&D and Safety & Quality spend yielding results

Production flow improving; dealer inventories adequate in aggregate

Adjusted* Gross Margins improved; positive product mix, lower warranty

Manufacturing realignment, restructuring and TAP integration execution progressing

FY 2017 Sales* by Segment


ORV/Snow
9%
66%
Aftermarket
362%
16%
$5.4B
20%
Adj. Markets
16%
7%
11%
Motorcycles
7% excl. Victory

* See GAAP/Non-GAAP Reconciliation on Slides #4-5

Significant Investments and Improvements in People, Processes, Product Innovation and Quality

Q4 & FY'17 Earnings 7

POLARIS WE ARE POLARIS

NORTH AMERICAN POWERSPORTS RETAIL SALES

Polaris Retail Sales


Fourth Quarter
1st Half / 2nd Half
Full Year
-4%
-1%
-4%
+5%
-5%
+1%
Q4 2016
Q4 2017
1H 2017
2H 2017
FY 2016
FY 2017

Polaris N.A. retail down 1% for Q4 2017 vs. Q4 2016
- Snow retail decline driven by lack of non-current inventory / poor snow
- Indian Motorcycle retail was up 17% - continued share gains
- ORV retail down low single digits %; RZR down; RGR up
- New products selling well, but availability limited initially
- Promotional spend down year-over-year and sequentially in Q4

North American Industry up low-single digits in Q4
- SxS growth continued strong; ATVs down low-single digits %

Q4'17 Retail Sales by Business (vs. Q4'16)

	POLARIS	INDUSTRY
Off-Road Vehicles	↓ low-single digits %	↑ low-single digits % (estimated)
 Side-by-Sides	↓ low-single digits %	
 ATVs	flattish	
Motorcycles	↑ ~30 %	↓ high-single digits % (900cc & above)
 Indian	↑ mid-teens %	
 Slingshot	↑ Almost double	
 Snowmobiles (season-end Mar'18)	↓ low-double digits %	↑ low-double digits %

Indian Share Gains Continue; N.A. Retail Down 1% Driven by Snow

Q4 & FY'17 Earnings 8

POLARIS WE ARE POLARIS

NORTH AMERICAN DEALER INVENTORY

Polaris N.A. Total Dealer Inventory


Year-over-year % Change in Units
2015
2016
2017
-8%
-6%
-7%
+1%
Q1
Q2
Q3
Q4

Q4 Total N.A. Dealer Inventory


-10%
+5%
+4%
+2%
+1%
Q4 2016
Existing ORV Models
New ORV Models
Snowmobiles
Motorcycles
Q4 2017

Polaris Q4 2017 N.A. dealer inventory up 1% vs. Q4 2016

- Snow up 20%; weak snow, competitive promotions
- ORV down 6%
- Indian Motorcycles up as expected; Slingshot flattish

Deliveries of new products later than planned

Dealer Inventory Levels Adequate, in Aggregate; Targeted Refinement Anticipated

Q4 & FY'17 Earnings 9

 LUCY DOUGHERTY IMAGE TO COME  Welcome to Polaris!   Lucy Clark DoughertySVP – General CounselEffective January 29, 2018  Michael F. DonougheChief Technical OfficerEffective January 22, 2018  MANAGEMENT LEADERSHIP CHANGES  Two Strong Leaders: Executive Leadership Transition Complete  Eight year career with General MotorsDeputy GC for General Motors International, Autonomous Vehicles and Vehicles as a ServiceProvided pivotal support for GM’s global growth strategyFirst Chief Legal Officer for Dept. of Homeland SecurityPart of core team that defined and established DHS  Nearly 30 years of automotive technology experienceEngineering, R&D, and senior management for Chrysler and Mercedes-Benz; EVP of Engineering, Mfg, Quality for Tesla CEO of SINOEV Technologies, COO of Bright AutomotiveFounding partner and principal of Third Shore GroupVenture capital firm specializing in clean energy development  Q4 & FY'17 Earnings  10

POLARIS WE ARE POLARIS

2018 FOCUS AREAS

Safety and Quality

Culture of Zero Defects

Improved Supplier Quality

Product Development Process 2.0

Improved Customer Feedback


Warranty Down
Recalls Down
Claims Down
Rework Down

TOP PRIORITY

Productivity Powerhouse


Engineering
Mfg. / Logistics
Indirect Sourcing / SG&A
Strategic Sourcing

MARGIN EXPANSION

Improve Customer & Dealer Relations

Know our Consumer Better

Sales Force Realignment – CRM

Improve Dealer Profitability

Store layout, dealer training, on-time delivery, better communication, RFM, smarter promotions



DELIVER ON OUR PROMISES

Driven to Become a Highly Efficient Growth Company

Q4 & FY'17 Earnings 12

 Mike Speetzen, EVP Finance & CFO  Fourth Quarter & Full Year 2017 Earnings Results  January 30, 2018     POLARIS INDUSTRIES INC.

 Q4 2017 GAAP and Adjusted* Sales and Income  Q4 reported sales were $1,431 million, up 18% from Q4 2016; Reported net income was $31 million, down 50% due to tax reform; Adjusted* sales were up 17% finishing ahead of expectationsAcquisition of Transamerican Auto Parts (TAP) contributed $83 million of sales in Q4 2017Q4 2016 included Victory sales of $25 million ORV/Snowmobile sales up 13%; Motorcycles down 4% (up 26% excluding Victory); Global Adjacent Markets up 19%; Aftermarket up 62% (TAP)GAAP earnings per share was $0.49, down 49% from prior year; Adjusted* earnings per share was $1.47, up 25% vs. Adjusted* Q4 2016GAAP gross profit margin flat vs PY at 25.7%; Adjusted* gross profit margin down 30 bps:  VIP,  pricing/promo,  product mix,  incentive comp,  commodities  Results Finished In-line with Expectations in Spite of Headwinds During the Quarter  Q4 2017 GAAP and Adjusted* Net Income  Q4 2017 GAAP and Adjusted* Sales  ($ millions)  ($ millions)  Q4 & FY'17 Earnings  14   * See GAAP/Non-GAAP Reconciliation on Slides #4-5   EPS  $1.18  $0.97  $0.49  $1.47

 FY 2017 GAAP and Adjusted* Sales and Income  Full year 2017 reported sales were $5,428 million, up 20% from 2016; reported net income was $172 million, down 19% from prior year as a result of tax reform adjustment for deferred taxesAcquisition of Transamerican Auto Parts (TAP) added $685 million of sales in 20172016 includes Victory sales of $164 million ORV/Snowmobile sales up 9%; Motorcycles down 18% (up 7% excl. Victory); Global Adjacent Markets up 16%; Aftermarket up significantly (TAP)GAAP earnings per share was $2.69, down 18% from prior year; Adjusted* earnings per share was $4.85, up 39%GAAP gross profit margin down 10 bps; Adjusted* gross profit margin up 120 bps:  VIP,  product mix,  one-time warranty,  promotions/pricing  Full Year Results Finished as Expected  FY 2017 GAAP and Adjusted* Net Income  FY 2017 GAAP and Adjusted* Sales  ($ millions)  ($ millions)  Q4 & FY'17 Earnings  15   * See GAAP/Non-GAAP Reconciliation on Slides #4-5   EPS  $3.48  $3.27  $2.69  $4.85

POLARIS
WE ARE POLARIS

OFF-ROAD VEHICLES (ORV) / SNOWMOBILES

Q4 2017 ORV/Snow Segment Sales


$0.9B
PG&A
Snow
ORV
Q4 2016
Reclassified(1)
13%
$1.0B
PG&A
Snow
ORV
Q4 2017
% Δ
9%
11%
14%

FY 2017 ORV/Snow Segment Sales


$3.3B
PG&A
Snow
ORV
FY 2016
Reclassified(1)
9%
$3.6B
PG&A
Snow
ORV
FY 2017
% Δ
7%
13%
9%


POLARIS
RANGER
1MILLION
STRONG



ORV up 13% in Q4 2017 vs. Q4 2016

- Side-by-side and snow up significantly
- PG&A up 9%

Average selling price for ORV up 4% in Q4'17; Snowmobiles down 3% due to higher promotions

FY 2017 up 9% driven by all business categories

(1) 2016 sales, for comparison purposes, have been reclassified to account for the new Aftermarket segment which included aftermarket brands previously reported in their respective segments

Increased Shipments in Q4 to Replenish Dealers After Strong Q3 ORV Retail

Q4 & FY'17 Earnings
16

 FY 2017 Motorcycles Segment Sales  MOTORCYCLES  Q4 2017 Motorcycles Segment Sales   Q4 & FY'17 Earnings  17  $699  PG&A  PG&A  PG&A  18%$574  $576  VictoryIndianSlingshot  VictoryIndianSlingshot  IndianSlingshot  IndianSlingshot   (1)   ($ millions)  ($ millions)  flat   27%    4%$100  PG&A  $104  PG&A  IndianSlingshot  ($ millions)  Victory  PG&A  IndianSlingshot  % ∆  2%$103  Victory   * See GAAP/Non-GAAP Reconciliation on Slides #4-5 (1) 2016 sales, for comparison purposes, have been reclassified to account for the new Aftermarket segment which included aftermarket brands previously reported in their respective segments    5%   5%    % ∆  Q4 2017 reported sales down 2%, Adjusted* sales down 4% vs. Q4 2016; Motorcycle sales up 26% excluding Victory sales in Q4 2017 vs. 2016Indian shipments up mid-teens; Slingshot sales more than double in Q4Average selling price up 1% in Q4, excluding VictoryFY 2017 reported sales down 18%; Adjusted* sales up 7% excluding Victory  Continued Market Share Gains for Indian Motorcycle; Momentum Continues   (1)

 FY 2017 GAM Segment Sales   GLOBAL ADJACENT MARKETS (GAM)  Q4 2017 GAM Segment Sales  GAM  19% due to Aixam and Goupil strong performance; increased Defense; FY up 16%Average selling price for GAM was up 14% in Q4’17 due to Defense mix  Q4 & FY'17 Earnings  18  ($ millions)  ($ millions)  7%   21%    19%$117  PG&A  PG&A  % ∆  $342  PG&A  PG&A  16%$397   17%   16%    % ∆  $98  Aixam, Goupil and Defense Driving Increase in Q4  Polaris Commercial, Gov’t/Defense & Aixam

POLARIS
WE ARE POLARIS

AFTERMARKET

Q4 2017 Aftermarket Segment Sales

($ millions)


62%
$218
Other
$192
$134
Other
$109
Transamerican AUTO PARTS
PRO ARMOR
Klim
KOLPIN OUTDOORS
TRAIL TECH
509
Q4 2016 Reclassified(1)
Q4 2017

FY 2017 Aftermarket Segment Sales

($ millions)


Significantly
$885
Other
Transamerican AUTO PARTS
$192
Other
FY 2016 Reclassified(1)
FY 2017


4WHEEL PARTS


SMITTYBILT

TAP up $83 million in Q4; FY TAP contributed $685 million vs. prior year

Other Aftermarket brands up 1% in Q4

Total Aftermarket up 3% on a pro-forma basis quarter-over-quarter

FY 2017 sales up 6% on a proforma basis

(1) 2016 sales, for comparison purposes, have been reclassified to account for the new Aftermarket segment which included aftermarket brands previously reported in their respective segments

TAP Performance & Integration Meeting Expectations

Q4 & FY'17 Earnings
19

POLARIS
WE ARE POLARIS

2018 FULL YEAR SALES & EPS GUIDANCE

Full Year Total Company Adjusted* Sales Guidance

($ millions)


$5,428
+3% to +5%
$5,600 to $5,700
FY 2017
Sales
FY 2018
Sales
Guidance

- Powersports market expected flat to up slightly
- Motorcycle share gains continue
- ORV share stabilizing

* See slide 3 for discussion regarding non-GAAP adjustments excluded from 2018 guidance

Full Year Adjusted* EPS Guidance

($ millions)


$4.85
+24% to +28%
$6.00 to $6.20
FY 2017
EPS
FY 2018
EPS
Guidance

- Gross margin improves 40 to 60 bps
  - ⬆ VIP savings, warranty
  - ➡ FX (assume 2017 avg. rates), Pricing/promotions
  - ⬇ Product mix, commodities/investments
- Operating expense $ up slightly; down 40 to 60 bps as a % of sales
- Financial services flat to down slightly
- Interest expense up due to rising interest rates
- Tax rate ~23% vs. 30% 2017, tax reform
- Share count up ~2% ~dilution impacts

2018 Adjusted* Sales & Earnings Guidance Aligned with Long-Term Strategy

Q4 & FY'17 Earnings
20

POLARIS WE ARE POLARIS

2018 FULL YEAR GUIDANCE BY SEGMENT

ORV/Snowmobiles

($ billions)


$3.6B
Up low to mid-single digits %
PG&A
Snow
ORV
PG&A
Snow
ORV
FY 2017
FY 2018 Guidance

RANGER SPORTSMAN RZR GENERAL ACE RMK INDY RUSH SWITCHBACK TITAN TIMBERSLED

Motorcycles

($ millions)


$574
Up high-single digits %
PG&A
Indian Slingshot
PG&A
Indian Slingshot
FY 2017 Adjusted*
FY 2018 Guidance

Indian SLINGSHOT

Global Adjacent Markets

($ millions)


$397
Up mid-single digits %
PG&A
Commercial Gov't/Defense Aixam
PG&A
Commercial Gov't/Defense Aixam
FY 2017
FY 2018 Guidance

POLARIS GOVERNMENT & DEFENSE; POLARIS COMMERCIAL; TAYLOR-DUNN; GOUPIL; GEM; GRAVELY; Ariens; BRUTUS; Bobcat; AIXAM

Aftermarket

($ millions)


$885
Up high-single digits %
FY 2017
2018 Guidance

4 WHEEL PARTS; SMITTYBILT; POISON SPYDER; G2; TRAIL MASTER; RUBICON EXPRESS; lg; PRO COMP; KLIM; KOLPIN OUTDOORS; 509; PRO ARMOR; TRAIL TECH

* See GAAP/Non-GAAP Reconciliation on Slide #5

Growth in All Segments in 2018

Q4 & FY'17 Earnings 21

     GROSS PROFIT MARGIN GUIDANCE  Adjusted* Gross Profit 2018 Guidance  Gross Margin FY 2017  2018 Gross Margin Improvement Driven Primarily by Lower Warranty & VIP Savings  Q4 & FY'17 Earnings  22  KEY:  Improvement  Headwind  Neutral     * See slide 3 for discussion regarding non-GAAP adjustments excluded from 2018 guidance  Increase up 40 to 60 bps    VIP  Product Mix  One-time warranty    Promos/Price   VIP Warranty   FX Promos/Price   Commodities/Investments Product Mix  Gross Marginby Segment  FY 2016GAAP*  FY 2016Adjusted*  FY 2017 GAAP*  FY 2017 Adjusted*  ORV/Snow  27.6%  27.6%  29.5%  29.6%  Motorcycles  12.5%  12.5%  2.9%  13.0%  Adjacent Markets  27.8%  27.8%  23.9%  26.7%  Aftermarket  24.2%  28.7%  25.5%  26.9%  Gross Marginby Segment  2018 Expectations  ORV/Snow     Motorcycles      Adjacent Markets      Aftermarket   

 2017 ENDING & 2018 FINANCIAL POSITION EXPECTATIONS  23  Q4 & FY'17 Earnings  Capital Summary December 2017  Cash Drivers      Variance toDecember 2016  Cash  $ 138  +9%  Debt /Capital Lease Obligations  $ 913  -20%  Shareholders’ Equity  $ 932  +7%  Total Capital  $1,845  -8%  Debt to Total Capital   49%  -8% points  Operating cash flow up slightlyFactory inventory down sequentially from Q3; up 5% vs. 2016Cap Ex expected higher than 2017; distribution/toolingOperating cash flow expected lower; timing of accrual payments and higher working capital requirements  Operating Cash Flow  Cash Flow and Net Debt Improving – Strong Financial Position Ongoing    ($ millions)  ($ millions)  ($ millions)  FY 2017 Summary  FY 2018 Expectations  Down about 10%  Expectations  +$580  -$145  -$184  -$235  -$90  +$85

 Scott W. Wine, Chairman & CEO  Fourth Quarter & Full Year 2017 Earnings Results  January 30, 2018     POLARIS INDUSTRIES INC.

POLARIS WE ARE POLARIS

2018 BUSINESS OUTLOOK

Economy improving, Powersports industry should benefit: ORV growing, motorcycles weak

- Oil and Gas improving; Ag mixed
- International continued improvement

Competitive landscape remains aggressive with product and promo spend

Tax Reform benefit expected

- Polaris direct benefit significant
- Consumer benefit anticipated, not forecasted

Safety and Quality organization maturing; driving results

Productivity initiative driving investments, long term profitable growth

- VIP drives short term improvements; Strategic sourcing significant long term benefit

Investments made in 2017 begin paying dividends in 2018

- RFM, R&D spend, manufacturing realignment, sales and service realignment

Building a Highly Efficient Growth Company

Q4 & FY'17 Earnings 25

 Thank You  Questions?  POLARIS INDUSTRIES INC.

 APPENDIX    Q4 2017 SUPPLEMENTAL SALES PERFORMANCE (PG&A / INTERNATIONAL)Q4 2016 & 2017 INCOME FROM FINANCIAL SERVICES  Q4 & FY'17 Earnings  27

POLARIS WE ARE POLARIS

Q4 2017 SUPPLEMENTAL SALES PERFORMANCE

Core Parts, Garments & Accessories (PG&A)*

Q4 Sales ↑8% to 205 Million


ORV
75%
7%
Snowmobiles
9%
Motorcycles
9%
Global Adjacent
Markets (GAM)


Accessories
55%
Parts
42%
3% Apparel

*Based on GAAP reporting; does not include Aftermarket

International**

Q4 Sales ↑18% to $211 Million


ORV /
Snow
60%
14%
Motorcycles
26%
Global Adjacent
Markets (GAM)
Δ from
Q4'16
GAM
↑28%
Motorcycles
↓ 3%
ORV/
Snow
↑21%
Q4 2017


EMEA
75%
Asia
Pacific
15%
10%
Latin
America
Δ from
Q4'16
LA
↑16%
AP
↑ 8%
EMEA
↑21%
Q4 2017

**Based on GAAP reporting

Q4 & FY'17 Earnings 28

POLARIS WE ARE POLARIS

Q4 2016 & 2017 INCOME FROM FINANCIAL SERVICES

Income from Financial Services

($ millions)


$19
↓4%
$19
Retail Financing
Wholesale Credit
Other
Retail Financing
Wholesale Credit
Other
Q4 2016
Q4 2017

Wholesale Credit PA Receivables

($ millions)


$1,207
↓1%
$1,193
Q4 2016
Q4 2017

Retail Credit


Approval Rate
63%
63%
Q4 2016
Q4 2017
Penetration Rate
32%
32%
Q4 2016
Q4 2017

Polaris Acceptance (PA) receivables down, trending with dealer inventory

Q4 income from financial services down – lower wholesale credit offset slightly by higher retail income

FY 2018 Guidance: Income from Financial Services flat to down slightly

Portfolio Remains Healthy

Q4 & FY'17 Earnings 29

30  Q4 & FY'17 Earnings